Exhibit 99.2

   /// The New Wabtec  February 25 , 2019

     /// DISCLAIMER / FORWARD-LOOKING STATEMENTS  2  Caution Concerning Forward-Looking StatementsThis presentation contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the acquisition by Westinghouse Air Brake Technologies Corporation (“Wabtec”) of the transportation business (“GE Transportation”) of General Electric Company (the “transaction”) and statements regarding Wabtec’s expectations about future sales and earnings. All statements, other than historical facts, including statements regarding the expected benefits of the transaction, including future financial and operating results, the tax consequences of the transaction, and the combined company’s plans, objectives, expectations and intentions; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from the transaction; (2) uncertainty of the expected financial performance of the combined company following completion of the transaction; (3) failure to realize the anticipated benefits of the transaction, including as a result of integrating GE Transportation into Wabtec; (4) the ability of the combined company to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies of the combined company; (6) inability to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this presentation Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.Non-GAAP MetricsThis presentation includes certain non-GAAP financial measures, including EBITDA (Wabtec defines EBITDA as income from operations plus depreciation and amortization), Adj. EBITDA, Adj. income from operations and Adj. EPS. While Wabtec believes these are useful supplemental performance measures for investors, they are not presented in accordance with GAAP. You should not consider non- GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by us to net income, resulting in those expenses not being taken into account in the applicable financial measure. Because not all companies use identical calculations, the presentation herein of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. The Appendix to this presentation includes a reconciliation of non-GAAP performance measures to GAAP measures.

/// TODAY'S PRESENTERS & AGENDA

Presenters



Tim Wesley
VP of Investor Relations



Al Neupaver
Executive Chairman



Ray Betler
President and Chief Executive Officer



Rafael Santana
President and Chief Executive Officer, Freight Group



Pat Dugan
Chief Financial Officer

Agenda

1. **The New Wabtec: Driving the Future of Transportation**
2. **Q4 and 2018 FY Financial Performance**
3. **Financials / 2019 Outlook**
4. **Q&A**

2 ///

   ///THE NEW WABTEC: DRIVING THE FUTURE OF TRANSPORTATION

/// MERGER OF TWO TRANSPORTATION INDUSTRY LEADERS CREATES NEW S&P 500 COMPANY

Wabtec CORPORATION

- Comprehensive, technology-based portfolio and leading positions in freight car products, locomotive electronics, brakes, heat exchangers
- Leader in transit components, systems
- Successful financial track record; diversified revenue
- Strong aftermarket presence in core markets
- Leadership position in PTC with strong backlog
- Innovative culture with world-class manufacturing

2018A Revenue

Segment Mix


Freight
36%
Transit
64%

Business Mix


After Mkt
57%
OEM
43%

Sales by Region


U.S.
33%
ROW
67%

GE Transportation

- Leading global freight rail technology provider with significant installed base
  - — Manufacture and service freight locomotives globally
- Strong financial performance through cycles
- Robust services business driving profitable growth
- Comprehensive digital portfolio
- Deep domain expertise and history of innovation

2018A Revenue

Segment Mix


Freight
100%

Business Mix


After Mkt
65%
OEM
35%

Sales by Region


ROW
43%
U.S.
57%

Source: Wabtec and GE Transportation company financials

4 ///

Wabtec CORPORATION

/// REVISED TRANSACTION TERMS

Structure & Consideration

- Wabtec existing shareholders to own 50.8% of the combined entity (vs 49.9% at time of announcement)[1]
- GE and its shareholders to receive 49.2% of shares in Wabtec (Wabtec will issue ~3.3mm fewer than the time of announcement)[1]
  - GE to receive 24.9% ownership interest in Wabtec
  - GE shareholders to directly own 24.3% at time of closing
- $2.9B cash payment to GE
- Agreements between Wabtec and GE provide visibility into GE's ownership position over time; by February 2022, GE must complete sale of all ownership interest

Overview of GE Ownership

Timing	Ownership (Approx. # shares)[1]	Ownership (%)[1]
Today - Day 30	*48M*	*24.9%*
Day 30 - 120	*29 - 38M*	*14.9% - 19.9%*
Day 120 - 365	*< 36M*	*< 18.5%*
Feb 2022	*0*	*0*

Merged Company

- Company name: Wabtec Corporation; Listing: NYSE; Ticker: WAB
- Global headquarters to remain in Pittsburgh
- Freight Segment HQ in Chicago and Transit Segment HQ in Paris

Management

- Ray Betler to remain President & CEO of combined company
- Rafael Santana to become President & CEO of Freight Segment
- Ray Betler to serve as interim President & CEO of Transit Segment
- Experienced executive/operating management team with average 20+ years in industry

Board of Directors

- Al Neupaver to remain Executive Chairman
- GE to designate for nomination up to three independent Board members

[1] Ownership calculation based on the number of shares of Wabtec common stock outstanding immediately after the merger in each case on a fully-diluted, as-converted and as-exercised basis.

5 ///

Wabtec CORPORATION

/// A DIVERSIFIED, GLOBAL LEADER POSITIONED TO ACCELERATE THE FUTURE OF TRANSPORTATION

1. **Diversified, Global Technology Leader in Transportation and Logistics**
   Wabtec's Freight and Transit Components Combined With GE Transportation's Locomotive / Mining Manufacturing/Service Capabilities; Strong Cultural Fit . . . Seamless Integration

2. **Electronics and Digital Technologies Leading to Automated Operations**
   Positions Combined Company to Meet Growing Demand for Train Intelligence, Network Optimization, and Technology to Assist Railroads As They Move Toward Precision Scheduled Railroading

3. **Recurring Revenue Growth in High-Margin Aftermarket and Services**
   Complementary Global Customer Relationships to Yield Substantial Cross-Selling Opportunities, Manage Cyclicality; Strong Overhaul and Modernization Capabilities and Backlog

4. **Highly Compelling Pro Forma Financial Profile . . . Attractive Point in Cycle**
   Significant Scale, Rapid Growth Trajectory, Superior Margins; Combined Multi-Year Backlog Exceeds $23B, With 2019 Locomotive Plan 90+% Booked

5. **Significant Operating Synergy Potential and Tax Benefit Drive Value Creation**
   ~$250M of Anticipated Run-Rate Synergies Driven by Cost and Revenue Opportunities

6. **Strong Free Cash Flow Profile Enabling De-leveraging**
   Commitment to Retaining Investment Grade Rating and Dividend, Supported by Strong Post-Close De-leveraging Profile

6 ///

Wabtec CORPORATION

     /// GE TRANSPORTATION: ATTRACTIVE POINT IN CYCLE,WELL POSITIONED FOR INDUSTRY REBOUND  GE Fleet Age Pyramid  Contractual Coverage            AC EVO        AC4400    Dash 9      Dash7    ~7,900 units Avg. 5 yrs  ~4,800 units Avg. 10 yrs  ~4,400 units Avg. 15 yrs  ~2,200 unitsAvg. 20 yrsDash 8  ~1,600 units  Avg. 30 yrs~100 units  Avg. 35 yrs    Upgrade Opportunities  ~900 units Avg. 3 yrsTier 4  ~1,300 units Avg. 8 yrsDC EVO  U Ser.                      Parked2K  Warranty2K  Transactional3K  Long-term contracts 16K  GE Transportation Historical and Projected Locomotive Deliveries                            ~850  ~500  ~375  ~650  ~670  ~700  ~800  ~1,000  ~750  ~425  272  >2x  2008  2009  2010  2011  2012  2013  2014  2015  2016  2017  2018  2021  //    Over 11K locomotives currently at age of typical upgrade – will drive substantial near-term growth  8  Over 70% under long-term service contracts  23KInstalled Base

/// ELECTRONICS AND DIGITAL TECHNOLOGIES LEADING TO AUTOMATED OPERATION

Safety



Positive Train Control: Implemented across ~70,000 route miles of track; 25,000 locomotives



VideoTrax: High-definition video recording on-board locomotives; ~18,000 units installed



Brake Control: Installed on ~50% of NAFTA locomotives and freight cars

Productivity



Movement Planner: 5-10% ↑ in network velocity



Transportation Management System: Manages movement of >9M annual carloads; used by 520 Short Lines and spanning >1,400 interchanges



Remote Locomotive Monitoring: ~17,000 locomotives monitored daily

Efficiency



Trip Optimizer: 7-13% ↑ in fuel savings; 200M gallons of fuel saved



Smart HPT: Incremental 5-8% fuel saved by automatically managing locomotive consist



Locotrol Distributed Power: Enables operation of long, heavy and fuel-efficient trains. Fuel Savings ↑3%; Crew savings ↑25%

Creates compelling offering to meet growing demand for integrated digital, automated solutions

- ↑ Fuel Savings
- ↓ Labor Costs
- ↑ Asset Reliability
- ↑ Enhanced Visibility
- ↑ Network Velocity
- ↑ Path to Automated

8 ///

Wabtec CORPORATION

SIGNIFICANT OPERATING SYNERGIES WILL DRIVE VALUE CREATION

~$250M of Identified Run-Rate Operating Synergies by Year 4

1 Sourcing Synergies

- MRO spend
- Direct Material spend
- Indirect spend

2 SG&A Savings

- Shared services
- Corporate costs
- Low cost country optimization

3 IT Savings

- Exiting GE shared services
- System rationalization
- Network standardization

4 Facility Consolidation

- Exiting co-located facilities
- Office consolidations
- Manufacturing footprint optimization

5 Revenue Synergies

- Digital / Electronics
- Sales cross-selling

9 ///

Wabtec CORPORATION

   ///Q4 AND 2018 FY FINANCIAL PERFORMANCE

/// WABTEC Q4 & FY2018 HIGHLIGHTS

Performance Overview	• 4Q Revenue of $1.1B (4% YoY Growth) — Driven by organic sales growth of $47M and sales from acquisitions of $28M, which more than offset a negative effect from changes in foreign currency exchange rates of $33M • 4Q EPS of 36 cents and 4Q Adjusted EPS of 97 cents (including 3 cents headwind from FX) with strong cash from operations of $277M — See reconciliation table for details of adjustments • 2018 Full Year Revenue of $4.4B (12% YoY Growth) — Increase driven by organic sales growth of $285M, sales from acquisitions of $135M and a positive effect from changes in foreign currency exchange rates of $62M • 2018 Full Year EPS of $3.05 and 2018 Full Year Adjusted EPS of $3.81 with cash flow from operations of $315M — See reconciliation table for details of adjustments • Robust 2018 Full Year segment growth with Freight revenue +12% and Transit revenue +13% • Operating margin of 10.8% and Adjusted operating margin of 12.6% for full year • Total backlog at near-record high of $4.5B; 12-month backlog increased 12% in 4Q vs. 3Q
Management Commentary	• Freight Segment: Sales growth driven by rebound in freight cycle • Transit Segment: Strong sales growth but margin underperformance; ongoing initiatives to improve margins • Recent new orders include all major product lines and all key geographies • Restructuring initiatives, including in the UK, expected to drive margin expansion and improved cash generation • Favorable market trends heading into 2019, with freight traffic volumes growing and transit spending increasing

11 ///

Wabtec CORPORATION

   ///2019 OUTLOOK

/// KEY 2019 ASSUMPTIONS

- Global economic growth of 2-3%
- FX at current rates
- Major tariffs at current rates
- Low-single-digit rail traffic growth in NAFTA
- ~10 months of GE Transportation's results for guidance and adjusted guidance
- Global locomotive and freight car deliveries up vs. 2018
- Global transit car deliveries up vs. 2018
- Wabtec effective tax rate of ~24%

13 ///

Wabtec CORPORATION

     /// 2019 PRO FORMA INFORMATION  (US$ in billions)  Note: EBITDA represents a non-GAAP metric. See appendix.¹ Full Year Pro Forma Information figures include 12 months of GE Transportation financial performance and exclude purchase price amortization, accounting harmonization and transaction costs. ² Wabtec defines EBITDA as income from operations plus depreciation and amortization.        Full Year Pro Forma Information¹  Revenue  $ 4.6B  $ 4.6B  $ 9.2B  EBITDA²  $ 0.8B  $ 0.9B  $ 1.7B  Income fromOperations  $ 0.6B  $ 0.8B  $ 1.4B  CapEx  $ 0.1B  $ 0.1B  $ 0.2B      2019 Full Year  14 ///

     /// 2019 ADJUSTED GUIDANCE  Note: EBITDA, Adj. EBITDA, Adj. income from operations and Adj. EPS represent non-GAAP metrics. See appendix¹ Full Year Pro Forma Information figures include 12 months of GE Transportation financial performance and exclude purchase price amortization, accounting harmonization and transaction costs. ² Wabtec defines EBITDA as income from operations plus depreciation and amortization.15 ///  (US$ in billions, except per share data)    Full Year Pro Forma Information¹  Recurring PPA  Partial Year & I/C Sales  Adjusted Guidance  Revenue  $ 9.2B  -  $(0.8)B  $ 8.4B  EBITDA²  $ 1.7B  -  $(0.1)B  $ 1.6B  Income from Operations  $ 1.4B  $(0.2)B  $(0.1)B  $ 1.2B  CapEx  $ 0.2B  -  -  $ 0.2B  EPS        $ 4.00 – $ 4.20

/// 2019 ADJUSTED GUIDANCE TO GUIDANCE

(US$ in billions, except per share data)

	Adjusted Guidance	*Transaction Costs*	*One-Time PPA*	*Accounting Harmonization*	**Guidance**
Revenue	**$ 8.4B**	-	-	*$(0.1)B*	**$ 8.4B**
EBITDA[1]	**$ 1.6B**	*$(0.1)B*	*$(0.1)B*	*$(0.1)B*	**$ 1.3B**
Income from Operations	**$ 1.2B**	*$(0.1)B*	*$(0.1)B*	*$(0.1)B*	**$ 0.9B**
CapEx	**$ 0.2B**	-	-	-	**$ 0.2B**
EPS	**$ 4.00 – $ 4.20**				**$ 3.00 – $ 3.20**

Note: EBITDA, Adj. EBITDA, Adj. income from operations and Adj. EPS represent non-GAAP metrics. See Appendix.
[1] Wabtec defines EBITDA as income from operations plus depreciation and amortization.

16 ///

Wabtec CORPORATION

           $8.3B  $9.2B  2018A  2019E  /// PRO FORMA FINANCIAL PROFILE  Revenue  Adj. EBITDA¹ & Margin  Adj. Income from Operations & Margin  Capital Expenditures              $ 1.5B  $ 1.7B  18%  18%  2018A  2019E        Margin        $0.2B  $0.2B  2018A  2019E              $1.2B  $1.4B  14%  15%  2018A  2019E        Margin  17 ///  (US$ in billions) | Full year basis, excluding transaction adjustments  Note: Adj. EBITDA and Adj. income from operations and related margins represent non-GAAP metrics. Full Year Pro Forma Information figures include 12 months of GE Transportation financial performance and exclude purchase price amortization, accounting harmonization and transaction costs. See Appendix.¹ Wabtec defines EBITDA as income from operations plus depreciation and amortization.

/// COMMITTED TO DE-LEVERAGING OVER TIME

Combined company's strong free cash flow profile will allow for de-leveraging and commitment to solid investment grade credit rating

- Wabtec remains committed to paying its quarterly 12 cents per share dividend to all common shareholders
- Top priority for deployment of excess cash will be debt reduction to achieve target leverage levels
- Wabtec committed to remaining investment grade
- Anticipate 2.8x gross leverage ratio by the end of 2019
  - Financing provides appropriate mix of permanent and pre-payable debt to achieve leverage targets

Pro Forma Capitalization ($B)

Wabtec Standalone Debt @ Close	$2.0
(+) Transaction Debt	$2.9
Total Debt	$4.9
(-) Cash	$0.1
Net Debt	$4.8
Gross Leverage Ratio	3.3x
Net Leverage Ratio	3.2x

De-leveraging Profile Post Close

Total Debt / Adj. EBITDA[1]



3.3x
2.8x
At Close
2019 Year End

Note: Figures represent non-GAAP metrics. See appendix.
[1] Wabtec defines EBITDA as income from operations plus depreciation and amortization.

18 ///

Wabtec CORPORATION

     /// THE NEW WABTEC: DRIVING THE FUTURE OFTRANSPORTATION                                      1 Diversified, Global Technology Leader in Transportation and Logistics2 Electronics and Digital Technologies Leading to Automated Operations 3 Recurring Revenue Growth in High-Margin Aftermarket and Services4 Highly Compelling Pro Forma Financial Profile . . . Attractive Point in Cycle5 Significant Operating Synergy Potential and Tax Benefit Drive Value Creation 6 Strong Free Cash Flow Profile Enabling De-leveraging  19 ///  Proven leadership team with ability to grow and manage through cycles

   ///Q&A

   ///NON-GAAP RECONCILIATION

WABTEC Q4 2018 RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS

(US$ in millions)

Set forth below is the calculation of the non-GAAP performance measures included in this presentation. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Fourth Quarter 2018 Actual Results								
	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Minority Interest	Wabtec Net Income	EPS
Reported Results	$ 297.0	$ (203.6)	$ 93.5	$ (35.9)	$ (22.7)	$ 34.9	$ (0.5)	$ 34.4	$ 0.36
Restructuring Costs	15.9	15.2	31.1	-	2.2	33.3	-	33.3	$ 0.35
GE Transaction Related Costs	-	6.9	6.9	14.5	(4.5)	16.9	-	16.9	$ 0.17
India GST Costs	-	2.4	2.4	-	(0.5)	1.9	-	1.9	$ 0.02
Litigation Settlement	-	6.7	6.7	-	(1.4)	5.3	-	5.3	$ 0.05
UK Pension Settlement	-	-	-	2.9	(0.5)	2.4	-	2.4	$ 0.02
Adjusted Results	$ 312.9	$ (172.4)	$ 140.6	$ (18.5)	$ (27.4)	$ 94.7	$ (0.5)	$ 94.2	$ 0.97
Fully Diluted Shares Outstanding									96.7

22 ///

/// WABTEC FY 2018 RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS

(US$ in millions)

Set forth below is the calculation of the non-GAAP performance measures included in this presentation. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Year-to-Date 2018 Actual Results								
	Gross Profit	**Operating Expenses**	**Income from Operations**	**Interest & Other Exp**	**Tax**	**Net Income**	**Minority Interest**	**Wabtec Net Income**	**EPS**
Reported Results	**$ 1,233.8**	**$ (760.5)**	**$ 473.5**	**$ (105.8)**	**$ (76.0)**	**$ 291.7**	**$ 3.3**	**$ 294.9**	**$ 3.05**
Restructuring Costs	17.6	20.3	37.9	-	0.6	38.5	-	38.5	**$ 0.40**
GE Transaction Related Costs	-	23.3	23.3	29.3	(11.7)	40.9	-	40.9	**$ 0.42**
India GST Costs	-	7.2	7.2	-	(1.6)	5.6	-	5.6	**$ 0.06**
Tax adjustment related to 2017 U.S. tax law change	-	-	-	-	(19.5)	(19.5)	-	(19.5)	**$ (0.20)**
Litigation Settlement	-	6.7	6.7	-	(1.4)	5.3	-	5.3	**$ 0.05**
UK Pension Settlement	-	-	-	2.9	(0.5)	2.4	-	2.4	**$ 0.02**
Adjusted Results	**$ 1,251.4**	**$ (703.0)**	**$ 548.6**	**$ (73.6)**	**$ (110.2)**	**$ 364.8**	**$ 3.3**	**$ 368.0**	**$ 3.81**
Fully Diluted Shares Outstanding									**96.5**

23 ///

Wabtec CORPORATION

/// WABTEC RECONCILIATION OF 2019 GUIDANCE TOADJUSTED GUIDANCE  24 ///  (US$ in billions)Set forth below is a reconciliation of the 2019 guidance to the adjusted guidance included in this presentation. We believe that the adjusted guidance provides useful supplemental information to assess our forecasted results. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's guidance presented in accordance with GAAP.  1 Net Income and Earnings Per Diluted Share ("EPS") will be impacted by a variety of uncertainties including revisions to purchase price accounting, final transaction costs, and mix of operations affecting accounting harmonization. The Company does not further reconcile Income from Operations to Net Income due to the inherent difficulty, without unreasonable efforts, in forecasting and quantifying with reasonable accuracy the foregoing significant items required for the reconciliation. On a GAAP basis, Net Income is estimated to range from $530 million to $565 million, with an EPS range of $3.00 to $3.20. On an adjusted basis, Net Income is estimated to range from $710 million to $740 million, and EPS of $4.00 to $4.20.  Wabtec Corporation  Revenue$ 8.40.1--  Income from Operations$ 0.90.10.10.1  Depreciation & Amortization$ 0.4---  EBITDA (Income from Operations plus Depreciation & Amortization)$ 1.30.10.10.1  Reconciliation of Guidance to Adjusted Guidance *          (in billions)          2019 Guidance          Accounting Harmonization          One-Time PPA          Transaction Costs          2019 Adjusted Guidance  $ 8.4  $ 1.2  $ 0.4  $ 1.6